UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2011
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane New York, New York 10038

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On September 13, 2011, American International Group, Inc. (“AIG”) closed the sale of $1,200,000,000 of AIG’s 4.250% Notes Due 2014 (the “2014 Notes”) and $800,000,000 of AIG’s 4.875% Notes Due 2016 (the “2016 Notes”).
The following documents relating to the sale of the 2014 Notes and the 2016 Notes are filed as exhibits to this Current Report on Form 8-K:
•	Underwriting Agreement, dated September 8, 2011, between AIG and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and U.S. Bank Investments, Inc., as representatives of the several underwriters named therein;

•	Eleventh Supplemental Indenture, dated as of September 13, 2011, between AIG and The Bank of New York Mellon, as Trustee;

•	Twelfth Supplemental Indenture, dated as of September 13, 2011, between AIG and The Bank of New York Mellon, as Trustee;

•	Form of the 2014 Notes;

•	Form of the 2016 Notes; and

•	Opinion of Sullivan & Cromwell LLP, dated September 13, 2011, as to the validity of the 2014 Notes and the 2016 Notes.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated September 8, 2011, between AIG and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and U.S. Bank Investments, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Eleventh Supplemental Indenture, dated as of September 13, 2011, between AIG and The Bank of New York Mellon, as Trustee.

Exhibit 4.2	Twelfth Supplemental Indenture, dated as of September 13, 2011, between AIG and The Bank of New York Mellon, as Trustee.

Exhibit 4.3	Form of the 2014 Notes (included in Exhibit 4.1).

Exhibit 4.4	Form of the 2016 Notes (included in Exhibit 4.2).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP, dated September 13, 2011, as to the validity of the 2014 Notes and the 2016 Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: September 13, 2011	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No	Description
Exhibit 1.1
Underwriting Agreement, dated September 8, 2011, between AIG and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and U.S. Bank Investments, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Eleventh Supplemental Indenture, dated as of September 13, 2011, between AIG and The Bank of New York Mellon, as Trustee.
Exhibit 4.2	Twelfth Supplemental Indenture, dated as of September 13, 2011, between AIG and The Bank of New York Mellon, as Trustee.
Exhibit 4.3	Form of the 2014 Notes (included in Exhibit 4.1).
Exhibit 4.4	Form of the 2016 Notes (included in Exhibit 4.2).
Exhibit 5.1	Opinion of Sullivan & Cromwell LLP, dated September 13, 2011, as to the validity of the 2014 and the 2016 Notes.